UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

BlueOne Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56060	26-0478989
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

4695 MacArthur Court, Suite 1100 Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(800) 210-9755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 11, 2026, the Board of Directors of BlueOne Technologies, Inc., a Nevada corporation, approved the engagement of Dylan Floyd Accounting & Consulting (“Dylan Floyd”) as the Company’s independent registered public accounting firm and dismissed Salberg & Company, P.A. (“Salberg”) from that role.

During the fiscal years ended March 31, 2024, and March 31, 2025, neither of Salberg’s reports on the financial statements contained an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports contained explanatory paragraphs expressing substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended March 31, 2024, and March 31, 2025, and the subsequent interim period from April 1, 2025, through May 11, 2026 (the date of this Current Report on Form 8-K), there were:

•	(i) no “disagreements” as defined in Item 304(a)(1)(iv) of Regulation S-K between the Company and Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Salberg’s satisfaction, would have caused Salberg to make reference to the subject matter in its reports for such years and interim period; and
•	(ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Salberg with a copy of the disclosures in this Report and requested that Salberg furnish a letter to the Securities and Exchange Commission stating whether it agrees with the statements herein. A copy of Salberg’s letter dated May 11, 2026, is attached as Exhibit 16.1.

During the fiscal years ended March 31, 2024, and March 31, 2025, and the subsequent interim period from April 1, 2025, through May 11, 2026, neither the Company nor anyone on its behalf consulted with Dylan Floyd regarding:

•	(i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Dylan Floyd concluded was an important factor in reaching a decision on any accounting, auditing, or financial reporting issue;
•	(ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K; or
•	(iii) any reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01. Other Events.

On March 11, 2026, the Company filed a FINRA corporate action request to change its name from BlueOne Card Inc. to BlueOne Technologies, Inc. The name change became effective on April 15, 2026, and was published on the FINRA OTC Daily List. The name change did not affect the Company’s trading symbol, CUSIP number, or capital structure. All outstanding stock certificates of BlueOne Card Inc. continue to represent shares of BlueOne Technologies, Inc.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter of Salberg & Company, P.A to the Commission dated May 12, 2026
99.1	FINRA OTC Daily List publication evidencing name change effective April 15, 2026
104	Cover Page Interactive Data File (formatted in Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueOne Technologies, Inc.

Date: May 13, 2026	By:	/s/ Nabil A. Bader
Nabil A. Bader, President, Chief Executive Officer

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